SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                               Kasper A.S.L., Ltd.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                                         22-3497645
----------------------------------------                     -------------------
(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification no.)

   77 Metro Way, Secaucus, New Jersey                                   07094
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |_|

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities Act registration statement file number to which this form relates:
                                                                    333-41629
                                                                 ---------------
                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:   None


Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, $0.01 par value per share
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  Information required by this Item 1, relating to the Registrant's Common Stock, $0.01 par value is set forth in the section captioned "Description of Capital Stock" in the prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-41629) (the "Registration Statement") that was filed with the Securities and Exchange Commission. The prospectus, containing such information, if required to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), is incorporated herein by reference.


ITEM 2.  EXHIBITS.

            1.1 The section captioned "Description of Capital Stock " is set forth in the prospectus included in the Registration Statement and incorporated herein by reference. The prospectus, containing such information, if required to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act is incorporated herein by reference.

            3.1 Amended and Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

            3.2   Amendment to  Certificate of  Incorporation  (filed as Exhibit
                  3.2 to the Registration Statement and incorporated herein by reference).

            3.3   By-laws  of  the   Company   (filed  as  Exhibit  3.3  to  the
                  Registration Statement and incorporated herein by reference).

            4.1   Specimen Certificate of the Company's Common Stock.

                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              KASPER A.S.L., LTD.




Date: May 1, 1998                            By:  /s/ Dennis Kelly
                                                ---------------------------
                                                  Dennis Kelly
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


      1.1 The section captioned "Description of Capital Stock " is set forth in the prospectus included in the Registration Statement and incorporated herein by reference. The prospectus, containing such information, if required to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act is incorporated herein by reference.

      3.1 Amended and Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

      3.2 Amendment to Certificate of Incorporation (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).

      3.3 By-laws of the Company (filed as Exhibit 3.3 to the Registration Statement and incorporated herein by reference).

      4.1   Specimen Certificate of the Company's Common Stock.